EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-QSB of FMB Equibanc, Inc. (the “Corporation”) for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, the President and Chief Executive Officer and the Secretary of the Corporation, certifies that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Charles R. Nessmith Charles R. Nessmith President and Chief Executive Officer August 9, 2002	/s/ Dwayne E. Rocker Dwayne E. Rocker Secretary (Principal Financial and Accounting Officer) August 9, 2002